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                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           THE RIVERFRONT FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)
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                                       N/A
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:

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       2)       Aggregate number of securities to which transaction applies:

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       3)       Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       4)       Proposed maximum aggregate value of transaction:

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       5)       Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting
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                                                            Mutual Fund Services
     [LOGO]                                                 P.O. Box 14967
                                                            Cincinnati OH 45250

                                                            The Riverfront Funds
                                                            P.O. Box 14967

R I V E R F R O N T
     F U N D S

                    NOTICE: SPECIAL MEETING OF SHAREHOLDERS
                      TO BE ADJOURNED TO JANUARY 30, 1998

Dear Shareholder:

Several months ago you were mailed proxy material for the Special Meeting of Shareholders scheduled to be held on July 31, 1997. Due to a lack of shareholder participation, the meeting has been adjourned until January 30, 1998, in order to give you additional time to vote. Contrary to many shareholders' belief, all votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE REPRESENTED UNLESS WE RECEIVE VOTING INSTRUCTIONS FROM YOU! In order for your shares to be represented, you need to vote on or before FRIDAY, JANUARY 30, 1998.

The main objective of the Special Meeting is to consider a proposal by the Board of Directors to reorganize each Fund of the Riverfront Funds, Inc. from a separate series of a Maryland corporation to a separate series of The Riverfront Funds, an Ohio business trust. Each successor Fund will have the same investment objectives, policies and limitations as those of its corresponding Fund.
The Directors of The Riverfront Funds, Inc. have determined that Ohio law as it relates to business trusts affords certain advantages to the operations of mutual funds that are unavailable to mutual funds organized as corporations under Maryland law.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REORGANIZATION.

For your convenience we have established two easy methods to vote your shares:

     o  BY FAX:     Send your executed proxy to us at 800-733-1885 anytime.

     o  BY MAIL:    Return your executed proxy in the enclosed postage paid
                    envelope.

If you have any questions regarding the meeting agenda or the execution of the proxy ballot please call 1-800-733-8481 Ext. 434. Representatives will be available Monday through Friday between the hours of 9:00 a.m. and 11 p.m. eastern time.

We urge you to act promptly in order to obtain a sufficient number of votes to hold the meeting as scheduled and avoid the additional expenses incurred by the Fund for further meeting adjournments.

Thank you for your support and participation.